Saving Life TM Medicine January 20 21 NASDAQ : SRNE © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 1 Exhibit 99.1

Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc . (the “Company” or “Sorrento”) and of any of its affiliates, along with certain statements that may be made by management of the Company orally in presenting this material, are or may be considered “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . These statements can be identified by the fact that they do not relate strictly to historic or current facts . They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," “potential,” “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition . Sorrento cautions that these statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties . Statements regarding future action, future perfo rmance and/or future results including, without limitation, those relating to the timing fo r completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and products and regulatory filings related to the same, and receipt by the Company of milestone and royalty payments may differ from those set forth in the forward - looking statements . Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate . The Company assumes no obligation to update forward - looking statements as circumstances change . Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company ’ s most recent periodic reports filed with the Securities and Exchange Commission, including Sorrento’s Annual Report on Form 10 - K for the year ended December 31 , 2019 and subsequent Quarterly Reports on Form 10 - Q filed with the Securities and Exchange Commission, including the risk factors set forth in those filings . In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s SEC filings . These results, projections or performance measures are non - GAAP measures and are not intended to replace or substitute for results measured under GAAP and are supplement al to GAAP reported results . Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward - looking statement . It is not possible to predict or identify all such risks, contingencies and uncertainties . The Company identifies some of these factors in its SEC filings on Forms 10 - K, 10 - Q and 8 - K, including Sorrento’s Annual Report on Form 10 - K for the year ended December 31 , 2019 and subsequent Quarterly Reports on Form 10 - Q filed with the Securities and Exchange Commission, including the risk factors set forth in those filings . I nvestors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties affecting the Company and its business and financial performance . Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc . Forward - Looking Statements and Non - GAAP Financial Information © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 2

About the COMPANY • Funded and Operational in 2009 • NASDAQ: SRNE • HQ in San Diego, CA ~ 500 Employees worldwide ~100 Employees with PhDs & MDs ~ 300,000 SF Research and cGMP Manufacturing Facilities • 5 cGMP Manufacturing Sites (4 USA, 1 China) mAbs, Small Molecule, ADC, Plasmid DNA, Cell Therapies, Oncolytic Viruses, and Fill & Finish • 1 FDA Approved Drug ZTlido® (lidocaine topical system)1.8% • Multiple Products in Late - Stage Clinical Development for Pain Management and Cancer © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 3

Corporate Infrastructure



sorrento
Therapeutics
Sorrento Corporate Infrastructure
R&D
Drug Discovery Engine
~500 Employees 100+ PhD/MD Scientists
Extensive IP Portfolio
IND-enabling Tox Studies
cGMP MFG
Small Molecules
Therapeutic Antibody
ADC
CAR-T & DAR-T
Oncolytic Virus
Drug Delivery
Fill-n-Finish
Regulatory & ClinOp
IND Filing (12 IND in 2020)
Clinical Trial
NDA Filing
S & M
Sales & Marketing Teams
Legal & Finance
Finance & USG Contracting Service
Public Reporting Compliance

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Sorrento G - MAB Toolbox ( proprietary ) 5 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved CAR - T, DAR - T, CAR - NK, DAR - NK

BioPharm Platforms



sorrento
Therapeutics
Sofusa Lymphatic Drug Delivery
Biologics
Dx & nAb
I-O mAbs & BsAbs
G-MAB
GeneMab
Gene
CAR-T
DAR-T
Cell
NK
NKT
MSC
MΦ
OV
Seprehvir
Seprehvec
Sorrento Platform Product
ADC
ADC
ADNAB
iDNAB
Small Molecule
toxins
Abivertinib
CBD
RTX
ZTlido
SP-102
Cynviloq

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Therapeutic and Diagnostic Products



Sorrento Platform to Product
G-MAB
ADC
Small Molecule
Gene
Cell
OV
Biologics
Dx & nAb
I-O mAbs & BsAbs
Sofusa lymphatic drug delivery
GeneMab
CAR-T
DAR-T
NK
NKT
MSC
MΦ
Seprehvir
Seprehvec
Cynviloq
ZTlido
SP-102
RTX
CBD
Abivertinib
ADC
ADNAB
iDNAB
IL2Teff (Pre-IND)
IL2Treg (Pre-IND)
BioSimilar mAbs
Remicade (Pre-NDA)
Erbitux (P3 completed)
Xolair (P3 completed)
COVI-STIX &
COVI-TRACE
(EUA Applications)
COVI-TRACK
(Pre-EUA Validation)
COVI-GUARD (P1)
COVI-DROPS (IND)
TNF-α (Enbrel) (P1)
PD-1 (Opdivo)
CTLA-4 (Yervoy)
PD-L1 (P2 Partnered)
CD47 (Pre-IND)
Herceptin (P2 Partnered)
CD38 (P1)
TROP2 (Pre-IND Partnered)
BCMA (Pre-IND)
ROR1 (Pre-IND)
CD25 (Pre-IND
CD20 (Rituxan) (IIT-P1)
PD-L1 (Pre-IND)
VEGF (Avastin) (IIT-P1)
VEGFR2 (Pre-IND)
COVI-GeneMab (Pre-IND)
PD-1-GeneMab (Pre-IND)
ERT (Enzyme Replacement Therapy)
CD38 CAR-T (P1)
CEA CAR-T (P1)
CD38 DAR-T (IND)
BCMA DAR-T (Pre-IND)
PD-L1 (C/DAR-T) (Pre-IND)
CyCART-19 (Partnered)
PD-L1 CAR-NK (Partnered)
CD38 CAR-NK (To-Be-Partnered)
COVI-MSC (P1b/2)
Seprehvir (P1/2)
Seprehvec (Pre-IND)
M&A Exit
($90M Upfront + $1.2B+ Milestones)
ZTlido
Sciatica (P3)
OA (IND for P2/3)
Cancer (IND for P3)
Pre-IND
NSCLC (P3 completed)
Lymphoma (P2)
COVID-19 (P2)
Prostate Cancer (IND for P2)
Lupus (IND for P2)

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Subsidiaries, Potential M&A Milestones, Major Equity Holdings & Licenses



sorrento Therapeutics
sofusa
FortuneBio*
* Option to acquire up to 51%
sofusa
lymphatic drug delivery
Cytimm
SmartPharm THERAPEUTICS
ImmuneOncia Therapeutics Inc.
Levena Biopharma
AdNab
Biologics
Dx & nAb
I-O mAbs & BsAbs
G-MAB
GeneMab
Gene
ADC
ADC
ADNAB
iDNAB
Sorrento Therapeutics
CAR-T DAR-T
Cell
NK NKT
MSC MΦ
OV
Seprehvir
Seprehvec
Small Molecule
Abivertinib
Cynviloq
ZTlido
SP-102
RTX
CBD
celularity
"GXGX -> CELU"
ImmunityBio
"NK -> IBRX"
bioserv a sorrento company
ACEA THERAPEUTICS*
* Subject to entry into M&A agreement and closing thereunder
Liquidity Events
IGDRASOL
($90M Upfront + $1.2B+ Milestones)
SCILEX PHARMACEUTICALS

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved 9 Immuno - Oncology Non - Opioid Pain Management COVID - 19 COVI - AMG SP - 102 DAR - T Abivertinib COVI - DROPS COVI - STIX RTX ZTlido ® PD - L1 mAb CD38 ADC Abivertinib COVI - MSC

COVID - 19 Programs 10 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

11 Detect Early and Treat Timely © 2021 Sorrento Therapeutics, Inc. All Rights Reserved Nasal Swab Monitor Infection COVI - AMG STI - 2020 - mAb (IV - Push Outpatient) STI - 2099 - mAb (immediate treatment) Saliva

12 COVID - 19 Programs Pre - infection Diagnosis Treatment (ascending disease severity) COVI - GeneMAb ™ COVI - TRACE™ COVI - STIX™ COVI - TRACK™ Platinum COVI - DROPS™ (STI - 2099 ) COVI - AMG™ (STI - 2020) COVI - GUARD™ (STI - 1499) Abivertinib (STI - 5656) COVI - MSC™ (STI - 8282) SARS - CoV - 2 STI - 2099 STI - 2020 STI - 5656 STI - 8282 COVI - TRACE COVI - TRACK Pl COVI - STIX STI - 8472 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

COVID - 19 Diagnostics 13 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

» Simple: Eliminates laborious extraction step and is designed for potential point - of - care (moderately trained technicians) or at - home use » Accurate: Rapid and highly sensitive platinum colloid - based lateral flow immunoassay to detect SAR - CoV - 2 virus antigens (98% sensitivity, 100% specificity, Low LOD) » Rapid: Expected to produce definitive results in less than 15 minutes » Scalable: Designed to be ideally suited for both single user and high - traffic point - of - care testing (moderate training) or at - home use » Convenient: Simple nasal swab » Offered at Low Cost: Expected to be offered at low cost for mass consumption » Versatile: Platform may be adapted to detect multiple pathogens simultaneously (SARS - CoV - 2, FluA, FluB) » This product has not yet been approved COVI - STIX™ - Sensitive and Simple Virus Antigen Test Nasal Swab © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 14

COVI-TRACE™ Rapid Point-of-Care SARS-CoV-2 Virus RNA Test

sorrento Therapeutics

- **COVI-TRACE:** High Sensitivity and Specificity*
- **Simple Process:** Saliva sample without RNA extraction and no need for complex lab equipment
- **Colorimetric Reading:**
  red = negative, yellow = positive
- **In-Field and On-Site Result:** ~45 min
- **Cost Effective:** Expected to be offered at low cost for mass consumption
- **Flexible Platform Technology:** can be adapted to other pathogens (virus, bacteria, parasites, fungus)
- *This product has not yet been approved*


Saliva
Add heat-inactivated sample
Incubate
30 min
63 °C
Positive
Negative

* *https://www.medrxiv.org/content/10.1101/2020.06.13.20129841v1.full.pdf*

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

15

COVI - TRACK™ Platinum Antibody Test Indicating Recent Infection » This rapid SARS - CoV - 2 IgG/IgM antibody test kit is intended for use initially in clinical laboratories and point of care to quickly identify individuals with anti - SARS - CoV - 2 antibodies present » Enable confirmation of protection (self - immunity) with indication of recent or prior infection » This product has not yet been approved 16 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

COVID - 19 Therapeutics 17 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

G - MAB Library for Discovery of Neutralizing Antibodies Against COVID - 19 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 18

COVI-GeneMAb™ (STI-8472) *(STI-2020-encoded by DNA Plasmid)*

sorrento
Therapeutics

- DARPA and JPEO awarded contract with funding of up to $34 million for the project "***Gene Mabs: A Scalable, Economic, Gene-Encoded Protective Antibody Platform Against Coronavirus***" (HR0011-21-9-0015) to support the development of an STI-2020-encoded Gene MAb™ through Phase 2 clinical studies.
- STI-2020-encoded COVI-GeneMAb is in development for intramuscular administration to protect against the SARS-CoV-2 virus and its variant strains
- Broad deployment of the Gene MAb could provide an effective method of protecting populations where vaccines do not work as well, including the elderly and the immune compromised
- Gene MAb approach permits rapid translation of fully characterized potent neutralizing antibodies into clinical use, which Sorrento believes will be important for responding to potential mutations of SARS-CoV-2 that may emerge

Treatment by Intramuscular Injection of STI-2020-mAb-encoding DNA Plasmid


STI-2020

Treated muscle cells secrete STI-2020 mAb into circulation

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved
19

COVI-GUARD™ (STI-1499)*

- A potent Anti-SARS-CoV-2 antibody, COVI-GUARD demonstrated complete neutralization of infection in African green monkey kidney epithelial cells (VERO/E6 cells) *in vitro* at low concentrations. COVI-GUARD was similarly potent in preclinical studies for neutralization of early pandemic isolates as well as those that have emerged at later stages of the pandemic (D614G-bearing)
- COVI-GUARD protects SARS-CoV-2-infected hamsters from COVID-19-like disease when administered IV immediately following infection
- Sorrento has manufactured and released cGMP STI-1499 to supply ongoing clinical trials. Drug substance production has been scaled to 2000L bioreactors at Sorrento
- STI-1499 Phase 1 clinical studies have been performed in healthy individuals
- COVI-GUARD Fc region is engineered to eliminate interactions with host Fc receptors, thereby decreasing risk of Antibody Dependent Enhancement (ADE) of SARS-CoV-2 infection

*https://biorxiv.org/cgi/content/short/2020.09.27.316174v1

Hospitalized Patients (moderate symptoms) COVI-GUARD IV


INFECTED
COVI-GUARD-TREATED
PROTECTED
SARS-CoV-2
NeutAb
NO ADE
UNTREATED
FULL ANTIVIRAL BLOCKADE


Average Daily % Weight Change
% weight change
Day Post Infection
UI IsoCtl 2000 ug
STI-1499 2000 ug
STI-1499 500 ug
STI-1499 50 ug
IsoCtl 2000 ug


Lung Virus Titer Day 5
Lung Titer (TCID50/gram)

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

20

COVI - AMG™ (STI - 2020)* 21 » COVI - AMG engineered for ultra - high potency, with an expected effective dose in humans suitable for IV push administration in an outpatient setting » COVI - AMG administered IV immediately following infection or 12 hours post - infection protects SARS - CoV - 2 - infected hamsters from COVID - 19 - like disease » In preclinical studies, COVI - AMG retains the same characteristics as COVI - GUARD for emerging variants and mitigation of ADE » COVI - AMG Phase 1 clinical trial to treat i) healthy normal individuals to evaluate safety and pharmacokinetics; ii) COVID - 19 patients with mild symptoms; and iii) hospitalized patients » The high potency of the COVI - AMG may translate to more doses per bioreactor manufacturing run, lower cost per dose, and allow for rapid deployment and availability to patients. Sorrento has initiated cGMP manufacturing to produce 100,000 doses, expected to be available early next year, in anticipation of a potential EUA * https://biorxiv.org/cgi/content/short/2020.09.27.316174v1 Outpatient (early symptoms) COVI - AMG IV - Push © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

COVI-DROPS™ (STI-2099)*

- COVI-DROPS is an intranasal formulation of the highly potent SARS-CoV-2 neutralizing antibody STI-2020
- A single intranasal administration of COVI-DROPS prevented disease-associated weight loss in treated hamsters. The impact of the treatment was observed within 24 hours of STI-2099 treatment, demonstrating unique disease treatment properties as compared to intravenously administered antibodies
- COVI-DROPS IND filed for a phase 1 safety and pharmacokinetic study in i) healthy volunteers and ii) outpatients with mild COVID-19 disease with or without a simultaneous intravenous injection of COVI-AMG™
- Remarkably, animals treated with intranasal COVI-DROPS showed evidence of prevention of disease progression with limited weight loss and reduced duration of disease symptoms as compared to animals treated with intravenous COVI-AMG
- The intranasal route is expected to be enabled by the high potency of the antibody and is quite promising against this highly contagious respiratory pathogen
- STI-2099 has the potential to be broadly deployable for early treatment in an outpatient setting and administered immediately upon detection


Immediate treatment upon
detection of virus infection
COVI-DROPS
STI-2020 formulated
For intranasal delivery

*https://www.biorxiv.org/content/10.1101/2020.10.28.359836v1

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved
22

Abivertinib (STI-5656): *Severe COVID-19-Related Pulmonary Symptoms*

sorrento
Therapeutics

- STI-5656 is in Phase 2 clinical studies as a treatment of severe COVID-19 symptoms (ARDS).
- STI-5656 has been shown to be safe and well tolerated at doses up to 600 mg daily in the treatment of non-small cell lung cancer and B cell lymphomas.
- STI-5656 has shown potent (nanomolar) immunomodulatory activities by inhibiting key pro-inflammatory cytokine production, including IL-1beta, IL-6 and TNF-alpha which are present in high levels during "cytokine storm". The broad-spectrum reduction of cytokines at nanomolar levels may allow Abivertinib to show success where others have failed
- STI-5656 is an oral treatment (100 mg daily) and is currently enrolling hospitalized patients in the US and Brazil with acute respiratory distress syndrome (ARDS) due to COVID-19 infections


TNF-α cytokine production
% Inhibition
[Abivertinib] (uM)


IL-6 cytokine production
% Inhibition
[Abivertinib] (uM)


IL-1beta production
% Inhibition
[Abivertinib] (uM)

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved
23

24 » COVI - MSC (STI - 8282): Allogeneic culture - expanded adipose - derived Mesenchymal stem cells for the rescue of patients with lung damage and acute respiratory distress syndrome (ARDS) due to COVID - 19 » Preclinical studies have demonstrated that COVI - MSCs may produce a reduction in lung inflammation, fibrosis and edema » The current Phase 1b/2 study anticipates 3 x COVI - MSC IV infusions in subjects with severe COVID - 19 - related acute respiratory distress and ARDS with the hope that treatment will reduce the inflammation and formation of pulmonary alveolar fibrosis and improve pulmonary edema and overall lung function » The study is active at one site and enrolling patients COVI - MSC TM (STI - 8282) for Patients with Acute Lung Damage © 202 1 Sorrento Therapeutics, Inc. All Rights Reserved

Non - opioid Pain Programs 25 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Lead Marketed Product: ZTlido® 1.8% FDA approved for relief of pain associated with PHN Properties ZTlido® 1.8% Lidoderm® 5% Bioavailability ~45% ~3 + 2% Weight 2 g 14 g Thickness 0.8 mm 1.7 mm Lidocaine content 36 mg 700 mg Adhesive Non - aqueous Water - based ® • ZTlido sales exhibited continuous growth of 49% in 2020 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 26

SP - 102: Pivotal Phase 3 trial - Over 90% Enrolled If Approved Could be the First Steroid Formulation with an FDA - Approved Label to Treat Lumbar Radicular/Sciatica Pain Potent non - particulate steroid (injectable dexamethasone sodium phosphate gel) ᪵ Viscous g el formulation for extended local release and substantial pain relief ᪵ Pre - filled syringe for epidural use ᪵ Fast acting onset of effect ᪵ Well - tolerated. Key viscous excipient, long history of use including safety ᪵ ᪵ No preservatives, no surfactants, no particulates. Non - opioid and non - addicti ve ᪵ Fast Track Status Received from FDA SP - 102 Product Features © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 27

Resiniferatoxin (RTX) 28 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved Resiniferatoxin is a potent agonist of the transient receptor potential cation channel sub - family V member 1 (TRPV 1 ) predominantly found in a subpopulation of small C and A delta sensory neurons most often involved in nociception (the transmission of physiological pain), but also identified in cardio - renal and pulmonary modulatory functions . The agonist action of RTX produces a selective and prolonged opening of the TRPV 1 receptor, causing a sustained calcium influx in the cells . This significant cation inward current results in the cytotoxic ablation of the TRPV 1 - positive fibers or neuronal soma . Vanilloid moiety Ester bond Diterpene region

CLINICAL STUDIES STATUS (2020 COMPLETED ENROLLMENT)

sorrento Therapeutics

INTRACTABLE CANCER PAIN

A Multicenter, Open-Label, Phase 1b Study to Assess the Safety and Define the Maximally Tolerated Dose of Epidural Resiniferatoxin Injection for the Treatment of Intractable Pain Associated With Cancer.

www.clinicaltrials.gov
(NCT00804154)

Sorrento study (17 enrolled)

INTRACTABLE CANCER PAIN

Phase 1b study of the intrathecal administration of Resiniferatoxin for treating severe refractory pain associated with advanced cancer.

www.clinicaltrials.gov
(NCT03226574)

NIH study (16 enrolled)

OA KNEE PAIN

Phase 1b double-blinded, placebo-controlled study to assess the safety and preliminary efficacy of intra-articular administration of Resiniferatoxin or saline control (as placebo group) for the treatment of moderate to severe pain due to osteoarthritis of the knee.

www.clinicaltrials.gov
(NCT03542838)

Sorrento study (94 enrolled)

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

29

Study Results – Epidural Admin (Cancer Pain) – Study Closed. INTRACTABLE CANCER PAIN A Multicenter, Open - Label, Phase 1b Study to Assess the Safety and Define the Maximally Tolerated Dose of Epidural Resiniferatoxin Injection for the Treatment of Intractable Pain Associated With Cancer www.clinicaltrials.gov (NCT03226574) Sorrento study (17 enrolled at dose levels 0.4, 1, 2, 4, 8, and 15 mcg presented) 30 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Study Results – Intra articular admin (OA Knee Pain). Study Closed. OA KNEE PAIN Phase 1b double - blinded, placebo - controlled study to assess the safety and preliminary efficacy of intra - articular administration of Resiniferatoxin or saline control (as placebo group) for the treatment of moderate to severe pain due to osteoarthritis of the knee www.clinicaltrials.gov (NCT03542838) Sorrento study (94 enrolled) 31 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Persistence of Effect past Day 84 (OA Knee Pain) 32 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Immuno - Oncology Programs 33 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Core Oncology Pipeline Continues to Progress © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 34

35 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved ABIVERTINIB (STI - 5656): NSCLC and B Cell Lymphomas » Abivertinib maleate (STI - 5656) is a potent, small molecule third - generation tyrosine kinase inhibitor (TKI) of mutant epidermal growth factor receptor (EGFR) and Bruton tyrosine kinase (BTK) receptor » Abivertinib inhibits the gatekeeper mutation of EGFR; T790M, as well as the common activating mutations (L858R, 19del), and has minimal inhibitory activity against the wild type (WT) receptor, contributing to its observed safety profile » Abivertinib has shown benefit in the treatment of non - small cell lung cancer (NSCLC) and in various B cell lymphomas (BCLs) at doses up to 600 mg daily. One phase 3 study in NSCLC has been completed and is pending final review. A phase 1/2 study in patients with mantle cell lymphoma has been completed as well. Both studies showed promising overall response rates

32 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved